Exhibit 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Fortegra Financial Corporation.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED this 4th day of February 2015.

SUMMIT PARTNERS, L.P. By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS VI (GP), LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS VI (GP), L.P. By: Summit Partners VI (GP), LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

SUMMIT INVESTORS VI, L.P.

By: Summit Partners VI (GP), L.P., its general partner

By: Summit Partners VI (GP), LLC, its general partner

By: Summit Partners, L.P., its managing member

By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS SD III, LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS SD III, L.P. By: Summit Partners SD III, LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT SUBORDINATED DEBT FUND III-A, L.P.

By: Summit Partners SD III, L.P., its general partner

By: Summit Partners SD III, LLC, its general partner

By: Summit Partners, L.P., its managing member

By: Summit Master Company, LLC, its general partner

SUMMIT SUBORDINATED DEBT FUND III-B, L.P.

By: Summit Partners SD III, L.P., its general partner

By: Summit Partners SD III, LLC, its general partner

By: Summit Partners, L.P., its managing member

By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS PE VII, LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS PE VII, L.P. By: Summit Partners PE VII, LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.

By: Summit Partners PE VII, L.P., its general partner

By: Summit Partners PE VII, LLC, its general partner

By: Summit Partners, L.P., its managing member

By: Summit Master Company, LLC, its general partner

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.

By: Summit Partners PE VII, L.P., its general partner

By: Summit Partners PE VII, LLC, its general partner

By: Summit Partners, L.P., its managing member

By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

By:	*
Martin J. Mannion

* By:	/s/ Robin W. Devereux
Robin W. Devereux Power of Attorney**

**	Pursuant to Powers of Attorney filed with the Securities and Exchange Commission as Exhibit 2 to the statement on Schedule 13G filed by the reporting persons on February 8, 2011.